UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Advisor Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Russell B. Simon
Advisor Managed Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7395
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2023

Item 1. Reports to Stockholders.

(a)

Soundwatch Hedged Equity ETF
(SHDG)

Annual Report to Shareholders
October 31, 2023

Table of Contents

Shareholder Letter	1
Performance Summary	3
Expense Example	5
Allocation of Portfolio Holdings	6
Schedule of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Additional Information	20
Approval of Investment Advisory Agreement	21
Trustee and Officer Information	22
Privacy Notice	24
Directory of Fund’s Service Providers	Back Cover

Letter to Shareholders (Unaudited)

Dear Shareholder,

For the fiscal year ended October 31, 2023, the per share net asset value of the Soundwatch Hedged Equity ETF (SHDG) has appreciated by 9.15% (and the market base performance appreciated by 9.20%) compared to an increase of 7.27% for the BXM Index (CBOE S&P500 Buy Write Monthly Index).

The market rebounded in 2023 after a challenging 2022. Interest rates and inflation have been the focus on 2023, with the 10-year USD rate hitting 5.00% in late October 2023.   Calls for a recession have softened, but with war in Ukraine and now in Gaza, the political and economic environment remains delicate. We have been pleased with our upside participation in 2023 after buffering some of the downside risk of 2022.

Portfolio & Economic Outlook

Generally, we are agnostic about broad macroeconomic factors and do not attempt to forecast or time markets. Instead, we are primarily focused on the efficient execution of our proprietary systematic Hedged Equity model based on our Buy, Hold and Hedge philosophy. We buy and hold our core underlying ETF portfolio and systematically purchase put spreads financed by selling options spreads.

With inflation easing but many unknown political risks remaining, we continue to expect volatility in the markets.  We will continue to run a systematic model which aims to reduce the downside risk of the market while allowing to capture long term equity capital gains through the fund’s exposure to the broad-based US market.

Sincerely,

Robert Hammer
Chief Investment Officer, Soundwatch Capital LLC

The CBOE S&P500 Buy Write Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.

A put spread is an option spread strategy that is created when equal number of put options are bought and sold simultaneously.

An option spread is when an investor buys and sells call options or puts options with different strikes.  If this is done with 2 call options, this is considered a call spread. If done with 2 put options, it is considered a put spread.

Opinions expressed are those of Soundwatch Funds and are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the fund, and money borrowed will be subject to interest costs. The Fund may also use options which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The value of put options on ETFs sold by the Fund is based on the value of the ETFs underlying the options. The price of an ETF can fluctuate within a wide range, and the value of an option on an ETF may decrease if the prices of the securities owned by the ETF go down. An index ETF may not replicate the performance of a benchmark index it seeks to track. In addition, an ETF is subject to the risk that the market price of the ETF's shares may trade at a discount to its NAV or an active trading market for its shares may not develop or be maintained. Trading of an ETF's shares may be halted, during which time an option may be exercised, exposing the Fund to the risks of directly investing in an ETF's shares. A decline in the value of an investment in a single issuer could cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio. There can be no assurance that the Fund will grow to or maintain an economically viable size.

The Soundwatch Hedged Equity ETF is distributed by Quasar Distributors, LLC.

Soundwatch Hedged Equity ETF
Performance Summary
October 31, 2023 (Unaudited)

Comparison of a Hypothetical $2,500,000 Investment in the
Soundwatch Hedged Equity ETF and CBOE S&P 500 BuyWrite Monthly Index
(at Net Asset Value)

$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$4,022,536
$3,448,950
11/30/16
4/30/17
10/31/17
4/30/18
10/31/18
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
Soundwatch Hedged Equity ETF
CBOE S&P 500 BuyWrite Monthly Index

†This chart illustrates the performance of a hypothetical $2,500,000 investment made on November 30, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Total returns
For the periods ended October 31, 2023

	One Year	Three Year	Five Year	Since Inception (annualized)
Soundwatch Hedged Equity ETF*
NAV	9.15%	6.74%	6.61%	7.12%
Market	9.20%	6.77%	6.63%	7.13%
CBOE S&P 500 BuyWrite Monthly Index	7.27%	8.30%	3.85%	4.76%

 * Fund inception date was November 30, 2016.

Soundwatch Hedged Equity ETF
Performance Summary
October 31, 2023 (Unaudited)(Continued)

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance current to the most recent month end please call (888) 244-4601.

As of the Fund’s current prospectus dated October 3, 2023, the total gross and net annual operating expense ratios were 0.63% and 0.53%, respectively.  The Adviser has contractually agreed to waive 0.10% of its unitary management fee to reduce the unitary management fee to 0.50% (the “Fee Waiver”). The Fee Waiver will remain in effect through at least September 15, 2024.

Soundwatch Hedged Equity ETF
Expense Example
October 31, 2023 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)
Actual Fund Return	$ 1,000.00	$ 999.20	$ 2.52
Hypothetical 5% Return	1,000.00	1,022.68	2.55

(1)
Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Soundwatch Hedged Equity ETF
Allocation of Portfolio Holdings
October 31, 2023 (Unaudited)

(Calculated as a percentage of Total Absolute Market Value)

Schedule of Investments
October 31, 2023
Soundwatch Hedged Equity ETF
	Shares		Value
Exchange Traded Funds — 91.0% (a)
iShares Core S&P 500 ETF (b)	228,690		$96,036,079
Total Exchange Traded Funds (Cost — $57,788,457)			96,036,079

	Contracts	Notional Amount ($)
Purchased Options — 1.9% (c)
Call Options — 0.3%
S&P 500 Index at $4,000.00, Expires 12/29/2023	12	5,032,560	319,560
S&P 500 Index at $4,550.00, Expires 12/29/2023	11	4,613,180	6,930
Total Call Options Purchased (Premiums paid $539,421)			326,490

Put Options — 1.6%
S&P 500 Index at $4,100.00, Expires 12/29/2023	250	104,845,000	1,688,750
Total Put Options Purchased (Premiums paid $1,612,299)			1,688,750
Total Purchased Options (Premiums paid — $2,151,720)			2,015,240

Short-Term Investments — 2.1%	Shares
First American Government Obligations Fund - Class X - 5.28% (d)	2,191,394		2,191,394
Total Short-Term Investments (Cost — $2,191,394)			2,191,394

Total Investments — 95.0% (Cost — $62,131,571)			100,242,713
Other Assets in Excess of Liabilities — 5.0%			5,359,099
Total Net Assets — 100.0%			$105,601,812

	Contracts
Written Options - (0.9)% (c)
Call Options - (0.1)%
S&P 500 Index at $4,620.00, Expires 12/29/2023	(250)	(104,845,000)	$(73,125)
Total Call Options Written (Premiums received $492,202)			(73,125)

Put Options - (0.8)%
S&P 500 Index at $4,000.00, Expires 12/29/2023	(12)	(5,032,560)	(54,840)
S&P 500 Index at $4,550.00, Expires 12/29/2023	(11)	(4,613,180)	(366,355)
S&P 500 Index at $3,740.00, Expires 12/29/2023	(250)	(104,845,000)	(406,250)
Total Put Options Written (Premiums received $1,197,292)			(827,445)
Total Written Options (Premiums received $1,689,494)			(900,570)

(a)	See Note 7.
(b)	A portion of the security is pledged as collateral.
(c)	Non-income producing securities.
(d)	The rate reported is the annualized seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity ETF
Statement of Assets and Liabilities
October 31, 2023

Assets:
Investments in securities, at value (cost $62,131,571)	$100,242,713
Deposits at broker for options trading	6,271,449
Receivables:
Interest receivable	32,691
Total Assets	106,546,853

Liabilities:
Written options, at value (premiums received $1,689,494)	900,570
Payables:
Due to Investment Adviser	44,471
Total Liabilities	945,041

Net Assets	$105,601,812

Components of Net Assets:
Paid-in capital	$78,587,296
Total distributable earnings	27,014,516
Net Assets	$105,601,812

Institutional Class:
Net Assets	$105,601,812
Shares Issued and Outstanding (unlimited number of shares authorized, no par value)	4,648,083
Net Asset Value, Redemption Price and Offering Price Per Share	$22.72

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity ETF
Statement of Operations
For the Year Ended October 31, 2023

Investment Income:
Dividend income	$1,509,332
Interest income	398,224
Total investment income	1,907,556

Expenses:
Investment management fee (Note 4)	621,684
Interest expense (Note 3)	1,109
Total expenses	622,793
Expenses waived and reimbursed by the Adviser (Note 4)	(103,614)
Net expenses	519,179
Net investment income	1,388,377

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(8,664,024)
In-Kind Redemptions	1,699,754
Written options	5,329,855
Net realized loss	(1,634,415)
Net change in unrealized appreciation (depreciation) on:
Investments	7,921,100
Written options	927,579
Net change in unrealized appreciation (depreciation)	8,848,679
Net realized and unrealized gain on investments and written options	7,214,264

Net increase in net assets from operations	$8,602,641

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity ETF
Statements of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022 (1)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,388,377	$696,566
Net realized gain (loss) on investments and written options	(1,634,415)	4,673,494
Net change in unrealized appreciation (depreciation) on investments and written options	8,848,679	(17,421,185)
Net increase (decrease) in net assets from operations	8,602,641	(12,051,125)

Distributions to Shareholders	(860,967)	(561,873)

Capital Transactions:
Net proceeds from shares sold	6,327,510	9,355,113
Reinvestment of distributions	-	545,759
Cost of shares repurchased	(3,993,940)	(7,410,774)
Net increase in net assets from capital transactions	2,333,570	2,490,098
Total Increase (Decrease) in Net Assets	10,075,244	(10,122,900)

Net Assets
Beginning of year	95,526,568	105,649,468
End of year	$105,601,812	$95,526,568

Capital Share Transactions:
Shares sold	275,000	418,330
Shares reinvested	-	22,645
Shares repurchased	(175,000)	(336,619)
Net increase in shares outstanding	100,000	104,356

(1)	During fiscal year 2022, the Fund converted from a Mutual Fund to an ETF pursuant to an Agreement and Plan of
Reorganization. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity ETF
Financial Highlights
Institutional Class
Per Share Data for a Share Outstanding Throughout Each Year Presented.

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021		For the Year Ended October 31, 2020		For the Year Ended October 31, 2019

Net Asset Value, Beginning of Year	$21.00	$23.77		$19.13		$18.17		$17.33

Income from Investment Operations:
Net investment income(1)	0.30	0.15		0.14		0.23		0.24
Net realized and unrealized gain (loss) on investments	1.61	(2.79)		4.69		1.00		0.78
Total income (loss) from investment operations	1.91	(2.64)		4.83		1.23		1.02

Less Distributions:
From net investment income	(0.19)	(0.13)		(0.19)		(0.27)		(0.18)
Net realized gain on investments	––	––		––		––		––
Total distributions	(0.19)	(0.13)		(0.19)		(0.27)		(0.18)

Net Asset Value, End of Year	$22.72	$21.00		$23.77		$19.13		$18.17

Total Return (2)
Net Asset Value (3)	9.15%	(11.18)%		25.44%		6.83%		5.94%
Market Value (4)	9.20%	(11.13)%	(5)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$105,602	$95,527		$105,649		$84,391		$93,905
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser (6)	0.60%	1.07%		1.06%		1.09%		1.06%
After fees waived / reimbursed by the Adviser (6)	0.50%	0.71%		0.72%		0.71%		0.75%
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	1.34%	0.69%	(7)	0.64%	(7)	1.24%	(7)	1.36%

Portfolio Turnover Rate	3%	25%		2%		13%		23%

(1)	Computed using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(4)
Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value returns may vary from net asset value returns.

(5)
Effective October 24, 2022, the Fund converted from a Mutual Fund to an ETF pursuant to an Agreement and Plan of Reorganization. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization. Due to the reorganization, market value total return for the year ended October 31, 2023 was calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value total return for the period from October 24, 2022 to October 31, 2023, assuming an initial investment made at market value at the beginning of the period and redemption on the last day of the period at market value, was 1.55%.

(6)
The ratio of expenses to average net assets includes tax, short dividend and/or interest expense. For the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, the ratio of expenses to average net assets excluding tax, short dividend and/or interest expense before fees waived by the Adviser was 0.60%, 1.02%, 1.00%, 1.04%, and 1.05%, respectively. Excluding tax, short dividend and/or interest expense, the ratio of expenses to average net assets, after fees waived by the Adviser, was 0.50%, 0.66%, 0.66%, 0.66%, and 0.74%, respectively.

(7)
The ratio of net investment income to average net assets includes tax, short dividend and/or interest expense. For the fiscal years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020, and October 31, 2019, the ratio of net investment income to average net assets excluding tax, short dividend and/or interest expense after fees waived by the Adviser was 1.34%, 0.74%, 0.70%, 1.29%, and 1.37%, respectively.

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity ETF
Notes to Financial Statements
October 31, 2023

NOTE 1 – Organization

The Soundwatch Hedged Equity ETF (the “Fund) is a diversified series of Advisor Managed Portfolios (the “AMP Trust”). The Trust was organized on February 16, 2023, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.

Soundwatch Capital, LLC (the “Adviser”) serves as the investment manager to the Fund. The investment objective of the Fund is to provide long-term capital appreciation.

The Fund had the following reorganizations:

On September 15, 2023, the Fund was reorganized from Trust for Advised Portfolios (the “TAP Trust”) into the AMP Trust (the “AMP Reorganization”).

•
The AMP Reorganization was accomplished by a tax-free exchange of shares (with an exception for fractional mutual fund shares) of the Fund for shares of the predecessor fund of equivalent aggregate net asset value.

•
Fees and expenses incurred to affect the AMP Reorganization were borne by the Trust’s Administrator. The management fee of the Fund does not exceed the management fee of the predecessor fund. The AMP Reorganization did not result in a material change to the Fund’s investment portfolio and there are no material differences in accounting policies of the Fund and the predecessor fund.

•
The Fund did not purchase or sell securities following the AMP Reorganization for purposes of realigning its investment portfolio. Accordingly, the acquisition of the Target ETF did not affect the Fund’s portfolio turnover ratios for the period ended October 31, 2023.

Prior to the AMP Reorganization, on October 24, 2022, the Soundwatch Hedged Equity Fund (the “Target Fund”) was reorganized for the purpose of continuing the operations of the Target Fund as an ETF (the “ETF Reorganization”).

•
The ETF Reorganization was accomplished by a tax-free exchange of shares (with an exception for fractional mutual fund shares) of the Fund’s predecessor fund for shares of the Target Fund of equivalent aggregate net asset value.

•
Fees and expenses incurred to affect the ETF Reorganization were borne by the Adviser. The management fee of the Fund’s predecessor fund was lower than the management fee of the Target Fund. The ETF Reorganization did not result in a material change to the Target Fund’s investment portfolio as compared to those of the Fund’s predecessor fund. There are also no material differences in accounting policies between the funds.

The Fund’s predecessor fund did not purchase or sell securities following the ETF Reorganization for purposes of realigning its investment portfolio. Accordingly, the acquisition did not affect the Fund’s predecessor fund’s portfolio turnover ratios for the year ended October 31, 2022.

NOTE 2 – Share Transactions

The shares of the Fund are principally listed and traded on the NASDAQ Stock Market. The market price of the Fund may be below, at, or above its net asset value (“NAV”).

The Fund issues and redeems shares on a continuous basis at NAV only in aggregated lots of 25,000 shares, each lot called a “Creation Unit.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash. Because securities sold short (there are other certain restricted securities that cannot be transacted in-kind where a broker is restricted in the security) are not currently eligible for in-kind transfers, they will be substituted with cash in the purchase or redemption of Creation Units of the Fund. The Fund will not accept (or offer) securities sold short in the creation or redemption of its shares. The Fund may charge an additional variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or (ii) a participant in the Depository Trust Company (“DTC”) and, in each case, must have executed a Participant Agreement with the Funds’ distributor, Quasar Distributors, LLC (the “Distributor”). Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Once created, shares generally will trade in the secondary market in amounts less than a Creation Unit and at market prices that change throughout the day.

Soundwatch Hedged Equity ETF
Notes to Financial Statements (Continued)
October 31, 2023

NOTE 3 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security is fair valued in good faith by the Adviser under procedures approved by the Board.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 - quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -   significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Soundwatch Hedged Equity ETF
Notes to Financial Statements (Continued)
October 31, 2023

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of October 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Assets
Exchange Traded Fund	$96,036,079	$-	$-	$96,036,079
Purchased Options	-	2,015,240	-	2,015,240
Short-Term Investment	2,191,394	-	-	2,191,394
Total	$98,227,473	$2,015,240	$-	$100,242,713

Liabilities
Written Options	$-	$(900,570)	$-	$(900,570)
Total	$-	$(900,570)	$-	$(900,570)

See the Schedule of Investments for further detail of investment classifications.

(b) Derivatives – The Fund invests in certain derivatives, as detailed below, to meet its investment objectives.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested by investing in a derivative instrument. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may also utilize certain financial instruments and investment techniques for risk management or hedging purposes.  There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Adviser’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the year ended October 31, 2023 was related to the use of purchased and written options. The Fund systematically writes (sells) equity index and/or ETF call options, covered calls and option spreads to generate additional income. A portion of the proceeds is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance.

As the seller of an index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund also buys index and/or ETF put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index and/or ETF put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase. A put spread is an option spread strategy that is created when equal number of put options are bought and sold simultaneously. Under certain market conditions, the selling of call options, including covered call options, or option spreads and purchasing of protective put options or put spreads may limit the upside returns of the Fund.

Soundwatch Hedged Equity ETF
Notes to Financial Statements (Continued)
October 31, 2023

Statement of Assets and Liabilities Location
Assets
Risk Exposure Category	Investments (1)
Equity	$ 2,015,240
Total	$ 2,015,240

Liabilities
Risk Exposure Category	Written Options
Equity	$ (900,570)
Total	$ (900,570)

(1)	Includes purchased options

The following table sets forth the Fund’s realized and unrealized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended October 31, 2023:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Investments (1)	Written Options
Equity	$ (8,664,023)	$ 5,329,855
Total	$ (8,664,023)	$ 5,329,855

Change in Unrealized Appreciation (Depreciation) on Derivatives
Risk Exposure Category	Investments(1)	Written Options
Equity	$ 2,474,925	$ 927,579
Total	$ 2,474,925	$ 927,579

(1)	Includes purchased options

The Fund had outstanding purchased and written option contracts as listed on the Schedule of Investments as of October 31, 2023. For the year ended October 31, 2023, the month-end average number of purchased and written option contracts for the Fund was 285 and (487), respectively.

(c) Federal Income Taxes - The Fund has elected to be taxed as a Regulated Investment Companies (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the year ended October 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or tax penalties. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Soundwatch Hedged Equity ETF
Notes to Financial Statements (Continued)
October 31, 2023

(d) Distributions to Shareholders –Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

(f) Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Security Transactions and Investment Income – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported based on identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis.

(h) Options Trading – The Fund maintains an account with Interactive Brokers LLC (“IB”) for options trading. The cash balance maintained at IB is reported as Deposits at broker for option trading on the Statement of Assets and Liabilities. Securities pledged as collateral for this account are denoted on the Schedule of Investments.

The Fund may earn or pay interest on this account based on the cash balance and value of open option contracts. The Fund earns interest income if the cash balance and value of purchased options exceeds the value of written options and pays interest expense if the value of written options exceeds the cash balance and value of purchased options. For the year ended October 31, 2023, the Fund paid interest expense totaling $1,109 as indicated on the Statement of Operations.

NOTE 4 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Effective under the terms of this agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets at an annual rate of 0.60%. Advisory fee is accrued daily and paid monthly. The management fee is a unitary fee, whereby the Adviser has agreed to pay substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Fund will bear the cost of, (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses connected with the execution of portfolio securities transactions, (iv) dividends and expenses associated with securities sold short, (v) non-routine expenses and fees, and (vi) expenses paid by the Trust under any plan adopted pursuant to Rule 12b-1 under the 1940 Act. Prior to the Reorganization, the annual rate of the management fee paid by the Target Fund was 0.66% of the average daily net assets.

The Adviser has contractually agreed to waive 0.10% of its unitary management fee to reduce the unitary management fee to 0.50% (the “Fee Waiver”). The Fee Waiver will remain in effect through at least February 28, 2024, and may be terminated only by the Board. The Fee Waiver is not subject to recoupment by the Adviser. Prior to the Reorganization, the Adviser had contractually agreed to waive a portion or all of its management fees and pay Target Fund expenses (excluding taxes, leverage expense, brokerage commissions, acquired fund fees and expenses, interest expense and dividends paid on short sales or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 0.66% of average daily net assets of the Fund’s Institutional Class (the “Expense Cap”). The Expense Cap had previously been lowered from 0.95% to 0.90%, effective November 15, 2018; from 0.90% to 0.85%, effective December 15, 2018; and to the current rate of 0.66%, effective March 1, 2019. Amounts previously waived by the Adviser under the Expense Cap are not subject to recoupment.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the administrator, fund accountant and transfer agent to the Fund. The officers of the Trust are employees of Fund Services.  U.S. Bank, N.A. serves as the Fund’s custodian. Quasar Distributors, LLC (“Quasar”), serves as the Fund’s distributor and principal underwriter. For the year ended October 31, 2023, there were no fees incurred by the Fund from the service providers described above as the Adviser bore all such costs.

Soundwatch Hedged Equity ETF
Notes to Financial Statements (Continued)
October 31, 2023

NOTE 5 – Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities (excluding in-kind purchases and redemptions and short-term investments) for the year ended October 31, 2023, were as follows:

Purchases…………………………………………………………………………………………………	$ 18,237,643
Sales………………………………………………………………………………………………………	$ 3,445,639

The cost of in-kind purchases and the proceeds from in-kind redemptions for the year ended October 31, 2023, were as follows:

In-Kind Purchases……………………………………………………………………………………......	$ 4,725,312
In-Kind Sales……………………………………………………………………………………………..	$ 3,641,403

NOTE 6 – Federal Income Tax Information

At October 31, 2023, the components of accumulated earnings (deficit) for income tax purposes were as follows:

	Investments	Written Options	Total
Cost of Investments……………………………………….………	$62,135,737	$(1,689,494)	$60,446,243
Gross Unrealized Appreciation…………………………….……..	38,538,745	965,815	39,504,560
Gross Unrealized Depreciation………………………….………..	(431,769)	(176,891)	(608,660)
Net Unrealized Appreciation (Depreciation) on Investments…….	38,106,976	788,924	38,895,900

Undistributed ordinary income…………………………………...	1,025,675	-	1,025,675
Undistributed long-term capital gains………………….................	-	-	-
Total distributable earnings……………………………………….	1,025,675	-	1,025,675

Other accumulated loss……..…………………............................	(12,907,059)	-	(12,907,059)
Total accumulated gain ….…………………………....................	$26,225,592	$788,924	$27,014,516

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales and mark-to-markets.

During the fiscal year ended October 31, 2023, the Fund utilized capital loss carryforward of $68,336.

At October 31, 2023, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$ (7,743,675)	$ (4,510,940)	$ (12,254,615)

Soundwatch Hedged Equity ETF
Notes to Financial Statements (Continued)
October 31, 2023

The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	Year Ended October 31, 2023	Year Ended October 31, 2022
Distributions Paid From:
Ordinary Income	$860,967	$561,873
Total Distributions Paid	$860,967	$561,873

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2023, the following table shows the reclassifications made:

Accumulated Net Realized Gain/(Loss)	Paid in Capital
$ (1,699,476)	$ 1,699,476

NOTE 7 – Underlying Investments in Other Investment Companies

The Fund currently invests a portion of its assets in iShares Core S&P 500 ETF (“IVV”).  The Fund may redeem its investment from IVV at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of IVV. The expense ratio of IVV is 0.03% of net assets as reflected in the most current prospectus. The financial statements of IVV, including its portfolio of investments, can be found at the Securities and Exchange Commission’s (SEC) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of October 31, 2023, the percentage of the Fund’s net assets invested in IVV was 91.0%.

NOTE 8 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Soundwatch Hedged Equity ETF and
Board of Trustees of Advisor Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Advisor Managed Portfolios comprising Soundwatch Hedged Equity ETF (the “Fund”, formerly a series of Trust for Advised Portfolios) as of October 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended October 31, 2022, and prior, were audited by other auditors whose report dated December 28, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
December 27, 2023

C O H E N & C OMP A N Y , L T D.
800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Soundwatch Hedged Equity ETF
Additional Information
October 31, 2023 (Unaudited)

Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at (888) 244-4601 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX.  The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information
For the year ended October 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.6%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2023 was 100.00%.

Statement Regarding Liquidity Risk Management Program
The Fund has adopted a liquidity risk management program. The Fund’s Board has designated a Liquidity Risk Committee ("Committee") of the Adviser to serve as the administrator of the program. The Committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the Committee.

Under the program, the Committee manages the Fund's liquidity risk, which is the risk that a fund could not meet shareholder redemption requests without significant dilution of remaining shareholders' interests in a fund. This risk is managed by monitoring the degree of liquidity of the Fund's investments, limiting the amount of the Fund's illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means.

The Fund’s Board reviewed a report prepared by the Committee regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No liquidity events impacting the Funds was noted in the report. In addition, the Committee provided its assessment that the program had been effective in managing the Fund's liquidity risk.

Soundwatch Hedged Equity ETF
Approval of Investment Advisory Agreement
October 31, 2023 (Unaudited)

At a meeting held on May 31 and June 1, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of Advisor Managed Portfolios (the “Trust”), including all Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as that term is defined in the Investment Company Act of 1940, considered and approved the investment advisory agreement (“Advisory Agreement”) with Soundwatch Capital, LLC (the “Adviser”), for the Soundwatch Hedged Equity ETF (the “Fund”). The Board, including all Independent Trustees, considered and approved a new investment advisory agreement (“New Advisory Agreement”) between the Trust and the Adviser on behalf of the Soundwatch Hedged Equity ETF (the “ETF”) for a two-year term to commence upon the commencement of operations of the Fund in the Trust.

Ahead of the Meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations. The Board received and reviewed extensive information from the Adviser relating to the Fund, including information regarding portfolio managers, historical performance, and the resources of the Adviser. The Board also considered that the Fund is reorganizing into the Trust and that the Adviser currently manages a fund with substantially the same investment objectives, investment strategies, and fundamental investment policies (the “Predecessor Fund”).

In considering the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Fund. The Board also considered the Adviser’s resources and compliance structure, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were satisfactory and reliable.

•
In assessing the quality of the portfolio management delivered by the Adviser, the Board considered the Predecessor Fund’s performance on both an absolute basis and in comparison to its peer group and relevant benchmark indexes. The Board considered that the Predecessor Fund had performed in line relative to its peer group median/average and relevant benchmark indexes for the one-year, three-year, five-year and year-to-date periods as of March 30, 2023.

•
The Trustees also reviewed the cost of the Adviser’s services, and the structure and level of the unitary fee for the Fund, including a comparison of those fees to fees charged by a peer group of funds. After reviewing the materials that were provided, the Trustees noted that the fees to be received by the Adviser were lower than the advisory fees charged to comparable funds and concluded that such fees were fair and reasonable.

•
The Trustees considered the Adviser’s assertion that, through the Adviser’s commitment to use a unitary fee structure, economies of scale, if and when achieved, will be shared with the Fund. The Trustees considered the growth in asset levels of the Fund and concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved in the Fund.

•
The Trustees considered the profitability of the Adviser from managing the Fund under the current structure. In assessing the Adviser’s profitability, the Trustees reviewed the Adviser’s financial information that was provided in the materials and took into account both the direct and indirect benefits to the Adviser from managing the Fund. The Trustees concluded that the Adviser’s profits from managing the Fund would not be excessive and, after a review of the relevant financial information, the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Soundwatch Hedged Equity ETF
TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee

Independent Trustees(4)
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Indefinite. Since 2023	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	Trust for Advised Portfolios (16 portfolios) (2020 to present)
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Indefinite. Since 2023	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	Federal Home Loan Bank of Des Moines (February 2022 to present); Securian Funds Trust (12 portfolios) (October 2022 to present); Trust for Advised Portfolios (16 portfolios) (2020 to present)
Russell Emery 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1962	Trustee	Indefinite. Since 2023	Chief Compliance Officer, The SEI Mutual Funds (2006 to 2022); Chief Compliance Officer, Advisors’ Inner Circle Fund I, II, and III (2006 to 2022)	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman	Indefinite. Since 2023	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011-present)	1	Trust for Advised Portfolios (16 portfolios) (2018-present)

Soundwatch Hedged Equity ETF
TRUSTEE AND OFFICER INFORMATION (Unaudited)(Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	President and Principal Executive Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Diane K. Miller 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1972	Chief Compliance Officer and AML Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (since January 2023); Chief Compliance Officer, Christian Brothers Investment Services (2017 - 2022)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Indefinite. Since 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present)

(1)  Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)  “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)  The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)  Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund’s administrator, fund accountant, and transfer agent.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling (833) 777-1533.

Privacy Notice

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Soundwatch Capital, LLC
137 Rowayton Avenue, Suite 120
Rowayton, Connecticut 06853

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave., Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Brian Ferrie is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Soundwatch Hedged Equity ETF
	Cohen & Co., Ltd.	BBD, LLP
	FYE 10/31/2023	FYE 10/31/2022
Audit Fees	$14,700	$14,700
Audit-Related Fees	None	None
Tax Fees	$3,100	$3,100
All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Soundwatch Hedged Equity ETF
	Cohen & Co., Ltd.	BBD, LLP
	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Soundwatch Hedged Equity ETF
	Cohen & Co., Ltd.	BBD, LLP
Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	None	None

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advisor Managed Portfolios

By  /s/ Russell B. Simon
      Russell B. Simon, President

Date             1/5/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Russell B. Simon
      Russell B. Simon, President

Date             1/5/24

By /s/ Eric T. McCormick
                   Eric T. McCormick, Treasurer

Date          1/5/24